March 10, 2000


Securities and Exchange Commission
Attn: Filing Desk, Stop 1-4
450 Fifth Street, N.W.
Washington, DC 20549

                                           Re: Professionally Managed Portfolios
                                            File No. 811-03758
                                            CIK No. 0000720498

Dear Sir or Madam:

     On behalf of the above Registrant and pursuant to Rule 30b-2 under the Investment Company Act of 1940, I enclose for filing via EDGAR, a copy of the Semi-Annual Report to shareholders of the Matrix/LMH Value Fund series of the Registrant for the six month period ended December 31, 1999.

If you have any questions, please contact me at (602) 952-1100.

Sincerely yours,
/s/

Robert H. Wadsworth

                              Semi-Annual Report
                                   MATRIX/LMH
                                   VALUE FUND

                                December 31, 1999

                          747 Third Avenue, 31st Floor
                               New York, NY 10017

                                   MATRIX/LMH
                                   VALUE FUND

     Dear Fellow Shareholder:
         I am pleased to enclose our report and commentary concerning the Fund for the quarter and calendar year ending December 31, 1999.
         The Fund had a very strong fourth quarter which completed a tremendously successful year; Fund performance significantly outpaced the overall stock market. The Net Asset Value of the Fund as of December 31st was $40.77, an increase of +15.82% for the quarter and an increase of +32.85% for the year.
         As mentioned, the Fund's performance for 1999 was significantly ahead of the major market indexes, including the S&P 500
     Index, as shown below:

          Matrix/LMH Value Fund................32.85%
          All Cap Blend Index*.................13.93%
          S&P 500 Index........................21.18%
          Value Line Index.....................-0.20%
          Russel 2000..........................20.82%
          *( 1/3 S&P 500, 1/3 Value Line, 1/3 Russell 2000)

           This strong continuing performance was noted by two leading mutual fund evaluation firms, Morningstar and Lipper, each of which cited the Fund among leading performers within its peer group for 1999.

                                   MATRIX/LMH
                                   VALUE FUND



     We are also pleased to report continued progress on a number of other important fronts. Among our recent accomplishments:

         o Capital gains for 1999 of less than 1% of year-end Net Asset Value. This means the Fund has provided excellent performance in a highly tax-efficient manner.

         o Continued cash inflows to the Fund, at a time when most Value funds are experiencing net outflows. Through January, 2000, the Fund's assets have increased by more than 55% from prior 12 months.

         o Continued cost reductions, which are expected to reduce the Fund's expense ratio further during the next fiscal year.

         o Increased visibility of the Fund, including our being recognized for superior performance among mid-capitalization Value funds and all-capitalization Value funds for rolling 12 month periods in The Wall Street Journal, The San Francisco Chronicle and the Investment Advisor Magazine.

         o Continued additions of distribution channels through which the Fund can be purchased.

         As we have mentioned in the past, we continue to eat our own cooking, as Matrix employees continue to add to our investments in the Fund through our 401K and individual accounts. Family members and friends of Matrix and the Fund's Directors also have made significant additions in the past year.
         If you have any questions on the enclosed or would like to discuss our outlook on the market or the Fund in greater detail, please feel free to call us at (800) 366-6223 or e-mail us at matrix444@aol.com. You might also enjoy visiting our website at www.matrixlmh.com.

         Best regards.
                                                     Sincerely,


                                                     /s/
                                                     David A. Katz, CFA
                                                     Chief Investment Officer


     Past performance is not a guarantee of future results. The Fund's average annual returns for the one-year and three-year periods ended December 31, 1999 were 32.85% and 17.23%, respectively. The Fund's average annualized return for the period from July 3, 1996, the inception of Matrix's involvement with the management of the Fund, through December 31, 1999, was 17.93%. Fund share value and returns fluctuate and investors may have a gain or loss when they redeem shares. Matrix Asset Advisors became sub-Advisor on July 3, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor. Indexes shown are broad-based, unmanaged measures of market values of large, medium and smaller company stocks. Small and Mid-cap investing may involve volatility and other risks. Read the Fund prospectus carefully before investing.

                                   MATRIX/LMH
                                   VALUE FUND


                   CAPITAL MARKETS COMMENTARY - 1999 IN REVIEW

     Overview

         The century ended on a high note for the Matrix/LMH Value Fund, as our portfolio roared back from a disappointing 1998 to enjoy a strong absolute and relative year.

         In general, following a weak third quarter, the stock market had a solid rebound in the fourth quarter. As has been the case all year, technology stocks dominated the strong performance, with most other sectors of the market continuing to lag significantly.

         For the year, the market behaved much as it did in 1998, with a limited number of very large technology companies accounting for the majority of the market's gains, and with most stocks posting modestly positive or negative annual returns. As in the year before, 1999 was not a year that favored market fundamentals; rather, market momentum determined much of the year's results and once again larger and more expensive stocks performed better than smaller and cheaper stocks.

         As in 1998, many Internet-related stocks had mind-boggling returns, often as a result of IPOs that more resembled Oklahoma land rushes than financings. Nevertheless, by year-end there were rumblings about the continuing inability of so-called e-commerce stocks to make money, and a growing recognition that many of these companies would not come through the Christmas season in robust fashion. In fact we are starting to see the stock prices of some of these icons return to earth. Prominent recent sell-offs include Amazon.com, eToys and Priceline.com. More are likely to occur in the near future.

         Unlike 1998 however, your Fund enjoyed very strong gains, with Net Asset Value increasing by 32.85% and substantially outperforming all relevant indexes:

          Matrix/LMH Value Fund................32.85%
          All Cap Blend Index*.................13.93%
          S&P 500 Index........................21.18%
          Value Line Index.....................-0.20%
          Russel 2000..........................20.82%
          *( 1/3 S&P 500, 1/3 Value Line, 1/3 Russell 2000)

           The Fund's strong performance benefited from the rewards of patience with a number of 1998's disappointments, as well as from decisive and opportunistic action taken during the market sell-off of 1998, and finally from harnessing market volatility during the past year.

                                   MATRIX/LMH
                                   VALUE FUND


           Unfortunately, our Fund's strong performance was not widely replicated by many other Value funds, many of whom were heavily concentrated in industries or companies that have yet to return to favor in the market.

     FUND PERFORMANCE

         Five  factors   contributed  to  the  overall  success  of  our  equity
portfolios last year:

              1. Many good businesses that were punished severely in 1998 staged very strong recoveries in 1999.

              2. Several companies bought in the midst of the market sell-off of
                 3Q `98 had dramatic rebounds shortly thereafter.

              3. Meaningful technology investments which had been established at
                 bargain    prices    experienced    substantial   or   dramatic
                 appreciation.

              4. Harnessing  volatility in selected 1999  investments  produced strong short-term results.

              5. Lucrative takeovers of a number of our holdings.

         Not surprisingly, in a year that saw dramatic results for technology stocks, our tech stocks soared as well. It is also worthwhile to note that our technology investments increased by more than 100%, outpacing the NASDAQ Composite's staggering 88% increased for the year! Strong tech performance was virtually universal including 3Com, Compaq, Electronic Data Systems, LAM Research, Motorola, Novellus, Sterling Software, and Vishay.

         Telecommunication and telecommunication equipment stocks also had great performance led by the Frontier/Global Crossing one-two punch and then further by our Alcatel position. Interestingly, at our time of purchase we noted that the then middling Alcatel was the European version of Lucent Technologies but at a much better price. During the past 12 months, Alcatel gained over 75% while Lucent fell 10%.

         Importantly our non-technology investments like Bausch & Lomb, First Data, Manpower Inc., Mylan Labs, O'Sullivan Industries and Schlumberger also vastly outperformed the very lackluster non-technology areas of the market.

         Conspicuous among the stocks that suffered badly in 1998, only to move sharply higher in 1999 were Mark IV Industries, Olsten Corp., and Sensormatic. Purchases in 1999 that showed strong gains out of the gate included 3Com Corp., Manpower and Mylan Laboratories.

         We certainly also had our share of disappointments. Financial stocks and pharmaceuticals had a difficult year in general, and by and large ours were weak as well. In addition, following a strong 1998 for Shaw Industries' stock price (in which we took some profits) the stock price declined on weakness in the overall housing and housing- related sector. Other laggards last year included Aetna, Mattel, Polaroid and SpaceLabs Medical.

                                   MATRIX/LMH
                                   VALUE FUND


     Through a Glass Clearly: Revisiting our Forecast for 1999

         Our predictions for 1999 were partially accurate. We predicted continued market volatility, which was certainly prevalent in 1999, there were more days of movements of +1% than any year since World War II. Our prediction for a continued healthy economy was also accurate, and our concern about possible inflation worries arising did occur and negatively impacted the bond market and the Fed's monetary policy.

         Unfortunately, our prediction that the Value stocks would re-emerge and outperform the market was accurate only as concerned the Fund's performance, but not for the market in general. In addition, our conviction concerning a broadening of the market performance was also premature.

     Our Fearless Forecast for 2000

         On the macro-economic front, we expect continued global recovery, led by Asia and flowing through to Europe and Latin America. We believe the U.S. growth will continue, although the cumulative impact of Federal reserve rate hikes past and future will eventually temper our current robust growth. Finally we think that inflation will continue to drift modestly higher, led by higher oil prices and wage increases arising from full employment.

         As far as the stock market is concerned, the prolonged nature of the bull market will make for a "white knuckle" year, with volatility intensifying. A growing number of the market darlings of the recent past will see significant corrections as they fail to satisfy increasing demanding investors.

         Technology stocks will certainly not be exempt from harsh revaluations; arguably, they are more vulnerable than other stocks by virtue of the great run up they had in 1999, and the extraordinary price premiums they command.

         Clearly the Internet has changed the way individuals and corporate America conduct their lives and their businesses. We expect a continued rapid development of this phenomenon.

         However, we would contrast this vision with a belief that by the end of 2000 the bloom will be off the rose of Internet stocks, particularly for e-commerce stocks. Business realities are expected to overtake the Internet Dream, as evidenced by the recently announced AOL/Time Warner merger.

         In our view, the current move toward old economy business by select Internet leaders, and the growing realization that many Internet darlings might never attain meaningful profitability will contribute to a growing sell-off of previous market icons and to a major reality check in general for this sector.

         We also believe that there will be greater market breadth in 2000 - meaning that more than just a handful of stocks in a very limited number of sectors will do well. We do predict that 2000 will mark the re-emergence of "active" management vis-a-vis "passive" indexing. The volatility of the markets will create great opportunities for those disciplined enough to seize them.

         Although no one can guarantee future results, all in all, we predict a modestly positive year in the overall stock market, and our conviction is that our Fund can and will again outperform the market in 2000.

                                   MATRIX/LMH
                                   VALUE FUND


           Following this letter is our regular quarterly segment focusing on investing. This quarter we focus on three related topics arising from an extended bull market: the wisdom of taking profits in hot stocks, the current mania for speculating over investing, and the evolution of Internet stocks and the message of these stocks for all investors.

         Your questions, comments and input are always welcome. Not only that, but we just like hearing from you. Please also remember our e-mail address, www.matrix444@aol.com. We wish you a great start to a new millennium, century, decade and year.


                              IDEAS ABOUT INVESTING

                  A Quarterly Quest for Investing Enlightenment

     The Wisdom of Declaring Victory: Taking Profits

         One of the by-products of a strong stock market is that every sale is likely to look ill-considered a short time later. While "Monday Morning Quarterbacking" is an unavoidable aspect of investing, for many investors selling "winners" seems just plain foolish. After all, why fight the tape, why exit the party and leave money on the table?

         It is of course the very dynamism (a nicer way of saying "volatility" of the market) that makes a selling discipline so important. We have always subscribed to a belief that when a stock reaches its fair value it is time to sell. We also recognize that this is not a market rooted in valuation sensibilities, but rather in momentum sensibilities.

         Therefore, unless we think a stock is particularly vulnerable to a sell-off, as fair value is approached we have and expect to continue to sell a partial position in the stock, and be prepared to sell more if the stock continues to appreciate. This way if the stock further appreciates we will participate in that appreciation, and if the stock reverses course we will have locked in a partial profit and reduced our exposure going forward.

         In the meantime, we have re-developed the proceeds of the sale into one or more undervalued positions; these should provide greater long-term upside potential over time than by remaining fully invested in the inflated stock.

         This last point accounts for the unwillingness of many investors to sell a winning stock: what do I do with the proceeds? However, a disciplined investor, unlike a shoot from the hip speculator, never worries about this. There are always interesting opportunities available if one has the means to identify them.

         Taking profits therefore allows one to re-allocate assets into positions that have the opportunity to rise in the way that the successful investment has already appreciated. Furthermore, by redeploying into the undervalued position, one is locking in a good result with the winning stock, and reducing risk since the rising stock has ever greater downside potential and ever decreasing upside potential.

                                   MATRIX/LMH
                                   VALUE FUND


           Remember, the winners of today were at one time fallen angels or just plain dogs, and that is one reason why we would have bought them in the first place. Many other investors in some of our most successful positions are still below cost because they bought the stocks at too high a price. The fact that these stocks are now for us great successes does not mean that they cannot once again go down.

         The key to investing is not to try to buy every stock at its absolute low and to sell it at its absolute high. The key is to set out a game plan for a stock, realize that plan, and start all over again with another stock. Over time the result will be better returns earned for less risk taken.

     Why Invest for the Long Term when You can Get Rich in two Weeks?

         A recent article in The New York Times declared that long-term investing has given way to short-term speculating. This transition has been intensifying over the last two years as the Internet stocks have enjoyed wild swings in price appreciation, and the marquee technology names continue to appreciate dramatically.

         It seems as if more and more former investors have become chartists, buying and selling based on short-term rises and dips in a stock's price. Every dip becomes a buy opportunity; every rise might be a chance to double up by buying more.

         It appears from the outside that investing has never been easier or quicker. And the traditional way of doing things seems positively archaic. Warren Buffett is increasingly portrayed as a doddering fogey because of his unwillingness to invest in technology stocks. His spectacular success of the past 30 years has been overshadowed by a poor year. Today's media have investors believing that those who have abstained from pursuing the Internet mania or from the high stakes roulette of the most expensive technology stocks just don't get it, and deserve to be left in the dust.

         Maybe, but consider the following: A recent study from The University of California at Davis of trading activity from 1991 through 1997 found that the most frequent traders with the shortest holding periods earned 11.4% annually versus 18.5% for those who traded infrequently. Investors tend to remember their successes and to forget their failures. That's one reason why the casino business is so lucrative even though everyone always claims to have won at the tables.

         Further, speculative trading is highly tax inefficient and costly, even in an on-line trading world. Studies show that speculators, who buy and quickly sell a stock, tend to buy another more expensive stock that lags the performance of the original stock. In other words, the risk level of activity is ever rising, not declining, as in taking profits from a Value buy that reaches fair value.

         Undoubtedly, today's rapid fire trading patterns have a musical chairs aspect to them, where one wants to be out of the stock before something happens and one is left without a seat -- or with too much stock. Musical chairs is a fun game to play, but not a way to handle one's financial future.

                                   MATRIX/LMH
                                   VALUE FUND


           In the current environment, one is reminded of the famous story of the legendary investor Bernard Baruch and the shoeshine man. One day in the spring of 1929, Baruch was having his shoes shined and listened as the shoe shine man offered him a series of stock tips. When he got to the office Baruch sold himself out of the market, saying that when the market is determined by what the shoeshine man thinks is a good buy, it is too speculative and time to get out. The rest, of course, is history.

         Many would say that such fears are unrealistic, and that "the new paradigm" of investing has changed all the rules.

         Perhaps, but as an astute observer of the real estate industry noted after the real estate crash of 1990, "We thought we were all Olympic athletes, but in reality we were just riding bicycles downhill."

         We have said it before and we'll keep saying it: when getting rich looks so easy, you can rest assured that most people won't end up that way.

     The Evolution of Internet Companies: Maybe the New Economy isn't so New after All

         We spoke above of the growing mania of trading speculation, much of it centered on Internet companies. Ironically, many of these companies, flush with sky-high valuations, are using the currency of their stock to become...more traditional businesses.

         The Frontier Corp. acquisition by Global Crossing is one example of a high flying company which enjoyed a great valuation based on a concept, and used that expensive stock to buy a real business. More recently, the purchase of Time Warner by AOL marks a move by an inflated Internet company to take advantage of its stock price by purchasing the world's largest media company. While AOL stock price might not be a stellar investment going forward (it's still quite expensive), from management's perspective they will at least end up being a media powerhouse.

         Investors have reacted by selling off AOL, which probably says more about the prevalent investor mindset than anything. One gets the sense that the possibilities for AOL were more exciting than any reality could be. AOL is now a very substantial company; as such, its growth potential is somewhat diminished and its possibilities fewer.

         Days after this deal was announced, Charles Schwab & Co., whose stock trades at a geometrically higher price than other brokerage houses because of its on-line activities, announced it had purchased very old-line U.S. Trust for stock.

         In both cases the managers of the New Age company realized that there might be something very fleeting about their elevated stock prices, and that from a business perspective, it might be very smart to convert that currency into a real and profitable business enterprise.

         We agree, and suggest that investors take an important cue from the managers of these companies. When the best and the brightest minds in the new economy industry are either selling their shares outright or buying old economy companies with new economy currency, it is clear that it is late in the Internet stock price bubble. And there is a great likelihood that the best gains in this area have already been realized -- at least until Internet stocks become Value opportunities!

                                   MATRIX/LMH
                                   VALUE FUND


                                                     Schedule of
                                                     Investments (UNAUDITED)                    DECEMBER 31, 1999
-----------------------------------------------------------------------------------------------------------------
                                                     COMMON STOCKS (98.01%)
     SECURITY                                        SHARES                                                VALUE
-----------------------------------------------------------------------------------------------------------------

     AUTO PARTS: (1.34%)
        Mark IV Industries, Inc.                      10,000                                           $ 176,875
-----------------------------------------------------------------------------------------------------------------

     BANKS: (6.04%)
        Bank One Corporation                           4,500                                             144,281
        Bank of America Corp.                          7,900                                             396,481
        Comerica                                       5,500                                             256,781
-----------------------------------------------------------------------------------------------------------------
                                                                                                         797,543
-----------------------------------------------------------------------------------------------------------------
     COMPUTER AND PERIPHERALS: (4.25%)
        3 Com Corp.*                                   5,600                                             263,200
        Compaq Computer Corp.                         11,000                                             297,687
-----------------------------------------------------------------------------------------------------------------
                                                                                                         560,887
-----------------------------------------------------------------------------------------------------------------
     COMPUTER SOFTWARE AND SERVICES: (9.71%)
        Electronic Data Sytems Corp.                   8,000                                             535,500
        Gartner Group, Inc.                           13,000                                             179,563
        Sterling Software                             18,000                                             567,000
-----------------------------------------------------------------------------------------------------------------
                                                                                                       1,282,063
-----------------------------------------------------------------------------------------------------------------
     CONSUMER PRODUCTS: (7.79%)
        Bausch & Lomb, Inc.                            6,000                                             410,625
        Eastman Kodak Co.                              6,500                                             430,625
        Polaroid Corp.                                10,000                                             188,125
-----------------------------------------------------------------------------------------------------------------
                                                                                                       1,029,375
-----------------------------------------------------------------------------------------------------------------
     DRUGS: (12.65%)
        Abbott Laboratories                            3,000                                             108,938
        American Home Products                         6,600                                             260,287
        Bristol-Myers Squibb Co.                       5,200                                             333,775
        Mylan Laboratories                            17,000                                             428,187
        Pharmacia & Upjohn, Inc.                       7,200                                             324,000
        Teva Pharmaceutical SP ADR                     3,000                                             215,063
-----------------------------------------------------------------------------------------------------------------
                                                                                                       1,670,250
-----------------------------------------------------------------------------------------------------------------
     ELECTRONICS: (5.50%)
        Arrow Electronics, Inc.*                       9,000                                             228,375
        Vishay Intertechnology, Inc.*                 15,750                                             498,094
-----------------------------------------------------------------------------------------------------------------
                                                                                                         726,469
-----------------------------------------------------------------------------------------------------------------

                                   MATRIX/LMH
                                   VALUE FUND

                                                     COMMON STOCKS, Continued
                                                     SHARES                                               VALUE
-----------------------------------------------------------------------------------------------------------------


     ENERGY: (0.10%)
        Transocean Sedco Forex, Inc.                     406                                            $ 13,696
-----------------------------------------------------------------------------------------------------------------

     FINANCIAL SERVICES: (4.67%)
        First Data Corp.                              12,500                                             616,406
-----------------------------------------------------------------------------------------------------------------

     FURNITURE: (3.84%)
        Hon Industries                                 8,000                                             175,500
        Shaw Industries, Inc.                         21,500                                             331,906
-----------------------------------------------------------------------------------------------------------------
                                                                                                         507,406
-----------------------------------------------------------------------------------------------------------------
     GROCERY: (2.44%)
        Albertson's Inc.                              10,000                                             322,500
-----------------------------------------------------------------------------------------------------------------

     HOUSEHOLD PRODUCTS: (2.18%)
        Tupperware Corp.                              17,000                                             287,938
-----------------------------------------------------------------------------------------------------------------

     INDUSTRIAL SERVICES: (5.06%)
        Equifax, Inc.                                  6,000                                             141,375
        Manpower Inc.                                 14,000                                             526,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                         668,125
-----------------------------------------------------------------------------------------------------------------
     MEDICAL SERVICES: (2.79%)
        Aetna Inc.                                     6,600                                             368,363
-----------------------------------------------------------------------------------------------------------------

     MEDICAL SUPPLIES: (3.95%)
        St. Jude Medical, Inc.*                       17,000                                             521,687
-----------------------------------------------------------------------------------------------------------------

     OILFIELD SERVICES/EQUIPMENT: (0.89%)
        Schlumberger Ltd.                              2,100                                             118,125
-----------------------------------------------------------------------------------------------------------------

     PRECISION INSTRUMENTS: (3.52%)
        Sensormatic Electronics Corp.*                26,700                                             465,581
-----------------------------------------------------------------------------------------------------------------

     RETAIL: (2.50%)
        Office Depot, Inc.                            30,200                                             330,313
-----------------------------------------------------------------------------------------------------------------

     SEMICONDUCTORS/CAPITAL EQUIPMENT: (2.78%)
        Novellus Systems, Inc.*                        3,000                                             367,594
-----------------------------------------------------------------------------------------------------------------

                                   MATRIX/LMH
                                   VALUE FUND

                                                     COMMON STOCKS, Continued
                                                     SHARES                                               VALUE
-----------------------------------------------------------------------------------------------------------------

     TELECOMMUNICATIONS/EQUIPMENT: (6.41%)
        Alcatel SA                                     9,000                                           $ 405,000
        Motorola Inc.                                  3,000                                             441,750
-----------------------------------------------------------------------------------------------------------------
                                                                                                         846,750
-----------------------------------------------------------------------------------------------------------------
     TELECOMMUNICATIONS SERVICES (4.07%)
        Global Crossing Ltd.                          10,745                                             537,250
-----------------------------------------------------------------------------------------------------------------

     TEXTILE (0.46%)
        Unifi, Inc.*                                   4,900                                              60,331
-----------------------------------------------------------------------------------------------------------------

     TOBACCO (1.62%)
        Philip Morris Co., Inc.                        9,200                                             213,325
-----------------------------------------------------------------------------------------------------------------

     TOYS AND SCHOOL SUPPLIES (3.45%)
        Mattel Inc.                                   20,000                                             262,500
        Toys R Us*                                    13,500                                             193,219
-----------------------------------------------------------------------------------------------------------------
                                                                                                         455,719
-----------------------------------------------------------------------------------------------------------------

                                                     TOTAL COMMON STOCKS
                                                     (cost $10,062,145)                               12,944,571
-----------------------------------------------------------------------------------------------------------------

     SHORT-TERM INVESTMENTS (2.24%)
-----------------------------------------------------------------------------------------------------------------

        Firstar Treasury Fund (cost $295,208)        295,208                                             295,208
-----------------------------------------------------------------------------------------------------------------

                                                    TOTAL INVESTMENTS IN SECURITIES
                                                    (cost $10,357,353) - 100.25%                      13,239,779
                                                    LIABILITIES IN EXCESS OF
                                                    OTHER ASSETS - (0.25%)                               (32,651)
-----------------------------------------------------------------------------------------------------------------
                                                    TOTAL NET ASSETS                                 $13,207,128
=================================================================================================================

 *Non-income producing security.
--------------------------------------------------------------------------------
The accompanying notes to financial statements are an integral part of this schedule.

                                   MATRIX/LMH
                                   VALUE FUND

                                  Statement of
                                  Assets and Liabilities (UNAUDITED) DECEMBER 31, 1999
----------------------------------------------------------------------------------------------------------------
                                     ASSETS
     Investments in securities, at value:
        Common stocks (cost $10,062,145).....................        $12,944,571
        Short-term investments (cost $295,208)...............            295,208
        Receivables:
           Fund shares sold..................................              1,600
           Dividends and interest............................             22,065
     Prepaid expenses and other assets.......................             12,180
--------------------------------------------------------------------------------
                                   TOTAL ASSETS                       13,275,624
--------------------------------------------------------------------------------
                                   LIABILITIES
     Payables:
        Advisory fee.........................................              3,739
        Securities purchased.................................             51,526
        Fund shares redeemed.................................                322
     Accrued expenses........................................             12,909
--------------------------------------------------------------------------------
                                  TOTAL LIABILITIES                       68,496
--------------------------------------------------------------------------------
                                  NET ASSETS                         $13,207,128
================================================================================
                                  SOURCE OF NET ASSETS
     Capital
        Par value of 323,913 shares outstanding
           (30,000,000 shares authorized)
           at $.01 per share.................................            $ 3,239
        Paid-in capital .....................................          9,848,326
--------------------------------------------------------------------------------
        Total capital paid in on shares......................          9,851,565
        Undistributed net investment income..................              8,646
        Undistributed net realized gain on
           investment transactions...........................            464,491
        Unrealized appreciation of investments...............          2,882,426
--------------------------------------------------------------------------------
                                   NET ASSETS                        $13,207,128
================================================================================
                                   NET ASSET VALUE PER SHARE
                                   (Offering and Redemption Price)       $ 40.77
================================================================================


The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND


                                  Statement of
                                  Operations (UNAUDITED)
--------------------------------------------------------------------------------
                                   INVESTMENT
                                     INCOME
     Dividends...............................................           $ 59,428
     Interest................................................              8,901
--------------------------------------------------------------------------------
                                   TOTAL INCOME                           68,329
--------------------------------------------------------------------------------

                                   EXPENSES
     Investment advisory fee.................................             57,492
     Transfer agent fee and expenses.........................             19,636
     Audit fees..............................................              6,072
     Registration and filing fees............................              3,432
     Custodian fee and expenses..............................              4,148
     Reports to shareholders ................................              1,672
     Legal fees..............................................              1,488
     Miscellaneous...........................................              1,088
     Insurance...............................................              1,000
--------------------------------------------------------------------------------
                                  TOTAL EXPENSES                          96,028
                                  LESS: Advisory fees waived and expenses paid
                                                                         (36,231)
--------------------------------------------------------------------------------
                                  NET EXPENSES                            59,797
--------------------------------------------------------------------------------
                                  NET INVESTMENT INCOME                    8,532
--------------------------------------------------------------------------------

                                  REALIZED AND UNREALIZED
                                  GAIN ON INVESTMENTS - NET


 Realized gain on investments - net...........................           464,889
 Change in unrealized appreciation of investments - net.......           421,223
--------------------------------------------------------------------------------
                                 GAIN ON INVESTMENTS - NET               886,112
--------------------------------------------------------------------------------
                                 NET INCREASE IN NET ASSETS
                                 RESULTING FROM OPERATIONS             $ 894,644
================================================================================

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                                     Statement of Changes
                                                     in Net Assets                FOR THE SIX        FOR THE
                                                                                  MONTHS ENDED       YEAR ENDED
                                                                                  DECEMBER 31,        JUNE 30,
                                                                                      1999#             1999
-----------------------------------------------------------------------------------------------------------------
     Net investment income................................................             $ 8,532           $ 8,827
     Realized gain on investments - net...................................             464,889           106,818
     Change in unrealized appreciation of investments - net...............             421,223         1,664,100
-----------------------------------------------------------------------------------------------------------------
                                                     NET INCREASE IN NET
                                                     ASSETS RESULTING
                                                     FROM OPERATIONS                   894,644         1,779,745
-----------------------------------------------------------------------------------------------------------------
                                                     DISTRIBUTIONS TO
                                                     SHAREHOLDERS
     Net investment income................................................                  (0)          (26,658)
     Realized gain on investments.........................................             (99,301)         (201,601)
------------------------------------------------------------------------------------------------------------------
                                                     TOTAL DISTRIBUTIONS
                                                     TO SHAREHOLDERS                   (99,301)         (228,259)
------------------------------------------------------------------------------------------------------------------
                                                     CAPITAL SHARE
                                                     TRANSACTIONS
     Shares sold .........................................................           1,858,875         1,871,606
     Shares issued in connection with reinvestment of dividends...........              99,012           227,253
     Shares redeemed......................................................            (693,691)       (2,503,433)
------------------------------------------------------------------------------------------------------------------
                                                     NET CHANGE FROM
                                                     CAPITAL SHARE
                                                     TRANSACTIONS                    1,264,196          (404,574)
------------------------------------------------------------------------------------------------------------------
                                                     TOTAL INCREASE
                                                     IN NET ASSETS                   2,059,539         1,146,912
     Net assets, beginning of period......................................          11,147,589        10,000,677
-----------------------------------------------------------------------------------------------------------------

     Net assets, end of period (including undistributed
        net investment income of $8,646 and $114,
        respectively).....................................................         $13,207,128       $11,147,589
=================================================================================================================

                                                     CHANGES IN SHARES
                                                     OUTSTANDING
     Shares sold..........................................................              49,152            60,574
     Shares issued in connection with reinvestment of dividends...........               2,560             7,516
     Shares redeemed......................................................             (18,138)          (81,688)
------------------------------------------------------------------------------------------------------------------
                                                     INCREASE (DECREASE)                33,574           (13,598)

==================================================================================================================

     #Unaudited.

The accompanying notes to financial statements are an integral part of these statements.

                                   MATRIX/LMH
                                   VALUE FUND

                                    Notes to
                                    Financial
                                    Statements (UNAUDITED)     DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                    NOTE 1 -
                                    ORGANIZATION

     Matrix/LMH Value Fund (the "Fund"), formerly known as LMH Fund, Ltd., is a Maryland corporation registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return composed of capital appreciation and current income.

                                    NOTE 2 -
                                    SIGNIFICANT ACCOUNTING POLICIES

     The Fund consistently follows the accounting policies set forth below which are in conformity with generally accepted accounting principles.

     (a) Security Valuation
     Portfolio securities which are traded on national securities exchanges are valued at the last sale price on the principal exchange on which the security is traded as of the close of the New York Stock Exchange. If there were no transactions in a security on that day, the security is generally valued at the last reported bid price. Securities traded over-the-counter are generally valued at the latest bid price. If no quotations are available for a security, or if the Board of Directors (or committee of the Board of Directors appointed for that purpose) believes that the latest bid price of a security which has not been traded on the date in question does not fairly reflect its market value, it is valued in a manner determined in good faith by the Board of Directors, or its delegates, to reflect its fair value.

     (b) Federal Income Taxes
     The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

     (c) Portfolio Transactions
     Security transactions are accounted for on the trade date, the date the order to buy or sell is executed. Security gains and losses are computed on an identified cost basis.

     (d) Use of Estimates
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

                                   MATRIX/LMH
                                   VALUE FUND

     e) Other
     Interest income is recorded on the accrual basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date.

                                    NOTE 3 -
                                    INVESTMENT ADVISORY FEE

     The Fund has a management agreement with Matrix Asset Advisors, Inc. (the "Advisor", "Matrix") to serve as investment advisor. Matrix, formerly the Sub-Advisor, replaced Heine Management Group, Inc. ("Heine") as the Advisor on May 11, 1997. Certain officers of the Advisor are also officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual fee, accrued daily, paid monthly, of 1.00% of the Fund's average daily net assets. For the six months ended December 31, 1999, Matrix waived $36,231 of its fee.

                                    NOTE 4 -
                                    INVESTMENT TRANSACTIONS

     The cost of purchases and the proceeds from sales of securities for the six months ended December 31, 1999 were as follows:

                                                                   Proceeds from
                                                                Sales (Including
                                           Purchases                 Maturities)
--------------------------------------------------------------------------------
          Common Stock and Bonds           $4,358,904                 $3,335,176
          Short-term Obligations            4,400,942                  4,341,241

     At December 31, 1999, the cost of securities for federal income tax purposes was substantially the same as that recorded for book purposes.
     Accordingly, the aggregate gross unrealized appreciation of investments over cost for federal income tax purposes was $3,689,663 and the aggregate gross unrealized depreciation was $807,237, or a net unrealized appreciation of $2,882,426.

                                   MATRIX/LMH
                                   VALUE FUND

                                        Financial Highlights
                                        (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

                                             SIX MONTHS
                                           ENDED DECEMBER                  YEARS ENDED JUNE 30,


-----------------------------------------------------------------------------------------------------------------------
                                              31, 1999#      1999       1998         1997         1996         1995
-----------------------------------------------------------------------------------------------------------------------

     Net asset value, beginning of period..      $38.40      $32.90     $29.39       $24.10       $20.98       $17.78
     Income from investment operations:
        Net investment income..............        0.03        0.03       0.14         0.10         0.47         0.46
        Net realized and unrealized gain
          on investments...................        2.66        6.26       3.54         5.52         3.12         3.13
-----------------------------------------------------------------------------------------------------------------------
     Total from investment operations......        2.69        6.29       3.68         5.62         3.59         3.59
-----------------------------------------------------------------------------------------------------------------------
     Less distributions:
        Dividends from net investment
          income...........................       (0.00)      (0.09)     (0.17)       (0.33)       (0.47)       (0.39)
        Distributions from realized gains..       (0.32)      (0.70)     (0.00)       (0.00)       (0.00)       (0.00)
-----------------------------------------------------------------------------------------------------------------------
     Total distributions...................       (0.32)      (0.79)     (0.17)       (0.33)       (0.47)       (0.39)
-----------------------------------------------------------------------------------------------------------------------
     Net asset value, end of period........      $40.77      $38.40     $32.90       $29.39       $24.10       $20.98
=======================================================================================================================

     Total return .........................        7.04%      19.79%     12.56%       23.47%       17.16%       20.47%

     Ratios/supplemental data:
     Net assets, end of period (millions)..     $ 13.2      $ 11.1      $10.0        $ 8.5        $ 6.6        $ 6.0
     Ratio of operating expenses to average
       net assets:
           Before expense reimbursement....        1.67%+      1.83%      1.80%       1.92%         1.84%        2.35%
           After expense reimbursement.....        1.04%+      1.25%      1.23%       1.42%         1.84%        2.35%
     Ratio of net investment income (loss) to average net assets:
           Before expense reimbursement ...       (0.48%)+    (0.48%)    (0.12)%     (0.06)%        2.01%        2.27%
           After expense reimbursement ....        0.15%+      0.10%      0.45%       0.44%         2.01%        2.27%
     Portfolio turnover rate ..............         30%        33%         68%         129%           57%          34%



     #Unaudited.
     +Annualized.

The accompanying notes to financial statements are an integral part of these statements.

                               Board of Directors
                    Leonard M. Heine, Jr., Director Emeritus
                               David A. Katz, CFA
                                Larry D. Kieszek
                              Robert M. Rosencrans
                                T. Michael Tucker
                                        o
                               Investment Advisor
                           Matrix Asset Advisors, Inc.
                          747 Third Avenue, 31st Floor
                               New York, NY 10017
                                 (800) 366-6223
                                        o
                                    Custodian
                     Firstar Institutional Custody Services
                                425 Walnut Street
                              Cincinnati, OH 45202
                                        o
                                 Transfer Agent
                          American Data Services, Inc.
                                150 Motor Parkway
                               Hauppauge, NY 11788
                                 (800) 385-7003
                                        o
                                  Administrator
                      Investment Company Administration LLC
                                        o
                             Independent Accountants
                              Tait, Weller, & Baker
                                        o
                                  Legal Counsel
                      Swidler Berlin Shereff Friedman, LLP

      This report is intended for  shareholders  of the Fund and may not be used
      as  sales   literature   unless  preceded  or  accompanied  by  a  current
      prospectus.

      Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.